UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Semiannual Report

Unaudited  ¡  November 30, 2012

This page intentionally left blank

Message from the President

The outlook for credit markets generally brightened from the Fund’s inception on June 26 through November 30, 2012. Earlier in 2012, the European Central Bank’s Long Term Refinancing Operations had helped stabilize European credit markets and provide needed liquidity. Private holders of Greek sovereign debt had accepted a reduction in their recovery value, and the voluntary exchange helped soften concerns about foreign debt in general.

In the United States, the federal funds rate remained in a near-zero range. In a press release on October 24, 2012, the Federal Open Market Committee stated that it anticipated that exceptionally low levels for the federal funds rate were likely to be warranted at least through mid-2015. Meanwhile, the Federal Reserve continued to extend the average maturity of its holdings in U.S. Treasury securities and continued to reinvest principal payments from its holdings of agency debt and agency mortgage-backed securities in additional agency mortgage-backed securities. These policies sought to put downward pressure on longer-term interest rates, support mortgage markets and help make broader financial conditions more accommodative.

During the reporting period, investors continued to flock to the municipal bond market, and many municipal issuers sought to refinance existing debt at lower interest rates. These market dynamics resulted in a shifting balance of supply and demand. Stabilizing markets and low short-term interest rates gave yield-hungry investors incentives to lengthen maturities and accept higher risk. High-yield municipal bonds and lower-rated high-grade municipals were particularly strong during the reporting period.

One exception was Puerto Rico, where credit fundamentals continued to weaken. This led to widespread concern over the quality of Puerto Rico’s municipal debt, which is widely held across all 50 states. Shortly after the reporting period ended, Moody’s Investors Service downgraded Puerto Rico general obligation and related bonds.

The following pages contain more specific information on the market events, investment decisions and securities that affected MainStay DefinedTerm Municipal Opportunities Fund from June 26 through November 30, 2012. Of course, past performance is no guarantee of future results.

We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Index performance is shown for illustration purposes only. You cannot invest directly into an index. Investment return and principal value will fluctuate, and as a result, when shares are sold, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 855-456-9683 or visit mainstayinvestments.com/mmd.

Total Returns[1]	Since Inception 6/26/12

NAV	10.74%

Market Price	5.58

Barclays Municipal Bond Index[2]	4.33

Average Lipper general & insured municipal debt fund (leveraged)[3]	10.77

Fund Statistics (as of November 30, 2012)

NYSE Symbol	MMD	Premium/Discount[4]	0.10%

CUSIP	56064K100	Total Net Assets (millions)	$572.7

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$797.1

Market Price	$20.82	Leverage[6]	28.1%

NAV	$20.80	Percent of AMT Bonds	5.97%

1.	Total returns shown at NAV assume dividends and capital gains distribution are reinvested.
2.	The Barclays Municipal Bond Index includes approximately 46,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The average Lipper general & insured municipal debt fund (leveraged) is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV price. When the market price exceeds the NAV, the Fund is trading at a Premium. When the market price is less than the NAV, the Fund is trading at a Discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuing Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of “Managed Assets.”

mainstayinvestments.com	5

Portfolio Composition as of November 30, 2012† (Unaudited)

California	20.4%
Ohio	9.2
Texas	7.8
Virginia	6.9
Michigan	6.6
Illinois	6.1
Florida	5.7
Pennsylvania	5.5
New Jersey	3.5
Nebraska	2.9
New Mexico	2.8
Washington	2.8
Louisiana	2.6
U.S. Virgin Islands	2.4
Hawaii	2.0
Guam	1.9
Nevada	1.6

Indiana	1.6%
Kansas	1.5
Iowa	1.4
Wisconsin	0.6
Alaska	0.6
Arizona	0.5
New York	0.5
Alabama	0.5
Missouri	0.4
New Hampshire	0.2
Vermont	0.2
West Virginia	0.2
Georgia	0.1
Colorado	0.0	‡
Massachusetts	0.0	‡
Other Assets, Less Liabilities	1.0

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

†	As a percentage of managed assets. “Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of November 30, 2012

1.	County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds, 5.00%, due 7/1/42

2.	California State Health Facility Authority, Stanford Hospital Clinics, Revenue Bonds, 5.00%, due 8/15/51

3.	American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds, 5.00%, due 2/15/42

4.	Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds, 5.00%, due 6/15/52

5.	Norfolk Economic Development Authority, Health Care Facilities, Sentara Healthcare, Revenue Bonds, 5.00%, due 11/1/43
6.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.25%, due 9/1/37

7.	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds, 5.00%, due 8/1/42

8.	Washington State Healthcare Facility Authority, Providence Health & Services, Revenue Bonds, 5.00%, due 10/1/42

9.	Fairfax County Industrial Development Authority, Healthcare-Inova Health System, Revenue Bonds, 5.00%, due 5/15/40

10.	Chicago, Unlimited General Obligation, 5.00%, due 1/1/40

Credit Quality as of November 30, 2012 (Unaudited)

Percentages are based on fixed-income securities held in the Fund’s investment portfolio and exclude any equity or convertible securities and cash or cash equivalents. Ratings apply to the underlying portfolio of debt securities held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s, Moody’s, and/or Fitch. If ratings are provided by the ratings agencies, but differ, the lower rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB represent investment grade, while BB through D represent non-investment grade.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform for the period from the Fund’s inception on June 26, 2012, through November 30, 2012?

From the Fund’s inception on June 26, 2012, through November 30, 2012, MainStay DefinedTerm Municipal Opportunities Fund returned 10.74% at net asset value applicable to Common shares and 5.58% at market price. The Fund underperformed the 10.77% return of the average Lipper1 general & insured municipal debt fund (leveraged) but outperformed the 4.33% return of the Barclays Municipal Bond Index2 for the period from June 26 through November 30, 2012.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s net asset value outperformance of the Barclays Municipal Bond Index resulted primarily from an overweight position in bonds rated A and BBB3 as credit spreads4 tightened. Individual security selection was the leading reason why the Fund outperformed the Barclays Municipal Bond Index. Security selection more than offset any temporary drag on relative perfor- mance caused by the Fund’s large cash position during the ramp-up period.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund’s leverage strategy used a combination of preferred shares and tender option bonds. We invested the leverage proceeds at levels we viewed as attractive, and this enabled the Fund to generate an income stream coupled with some capital appreciation. As of November 30, 2012, the Fund’s leverage was equal to 28.1% of the Fund’s managed assets.

What was the Fund’s duration5 strategy during the reporting period?

The Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—based on spread—relative to the Barclays Municipal Bond Index. The Fund’s positioning, which consisted of longer-duration securities, added to the Fund’s return. Toward the end of the reporting period, the Fund implemented a U.S. Treasury futures position to shorten duration to a neutral position relative to the Fund’s benchmark, the Barclays Municipal Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund was in ramp-up mode for nearly half of the reporting period. This made each transaction an important factor that influenced decisions for the Fund. We focused most of our purchases on lower-rated investment-grade and higher-rated below-investment-grade bonds that we felt offered shareholders the best risk/return potential in the then-current market environment. We also favored maturities greater than 20 years and bonds priced at a discount to their respective coupons, as investors sought income and total return by moving out the municipal yield curve6 and down in credit quality. We felt the biggest risk factor in the municipal marketplace was the financial deterioration of the Commonwealth of Puerto Rico. For this reason, we avoided exposure to Puerto Rico as we constructed the Fund’s portfolio.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contributions to the Fund’s performance came from bonds rated A and BBB and from bonds with maturities of 20 years or more. Spread tightening and a flattening of the municipal yield curve were significant drivers of the municipal market during the reporting period. In addition, increased exposure to zero coupon bonds and to the state of California contributed positively to the Fund’s performance, as spreads were wide compared to historical averages and tightened as interest rates remained low and supply remained relatively limited. The decision to avoid exposure to Puerto Rico bonds also contributed positively to performance. During the reporting period, there were no market segments that detracted from performance.

1.	See footnote on page 5 for more information on Lipper Inc.
2.	See footnote on page 5 for more information on Barclays Municipal Bond Index.
3.	An obligation rated ‘A’ by Standard & Poor's ("S&P") is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spreads” may refer to the yield spread between credit securities and comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues, but in this case, municipal issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	7

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the time when we initially invested the Fund’s assets, all of the trades in the Fund may be considered significant.

How did the Fund’s sector weightings change during the reporting period?

Given the short period since the Fund’s inception, its sector weights changed as bonds were purchased. We implemented our objective to construct a reasonably well diversified portfolio across states and sectors.

How was the Fund positioned at the end of November 2012?

As of November 30, 2012, the Fund’s duration was in line with the Barclays Municipal Bond Index, and this served to mute volatility and mitigate interest-rate risk. As of the same date, the Fund was fully invested. The Fund was overweight in California bonds and underweight in hospitals. It also had no exposure to Puerto Rico bonds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and it not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments November 30, 2012 (Unaudited)

	Principal Amount	Value

Municipal Bonds 137.8%†
Alabama 0.6% (0.5% of Managed Assets)
Birmingham Jefferson Civic Center Authority, Special Tax Series A, Insured: AMBAC 4.125%, due 7/1/14	$250,000	$249,275
Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	250,000	241,947
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,168,630

		3,659,852

Alaska 0.8% (0.6% of Managed Assets)
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,514,146

Arizona 0.7% (0.5% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds
Series A, Insured: AMBAC 4.50%, due 7/1/32	1,000,000	824,480
Series A, Insured: AMBAC 4.50%, due 7/1/42	140,000	106,529
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,030,040
Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,084,901

		4,045,950

California 28.3% (20.4% of Managed Assets)
Big Pine Unified School District, Capital Appreciation, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/40	5,050,000	1,212,606

	Principal Amount	Value

California 28.3% (20.4% of Managed Assets) (continued)
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	$3,060,000	$2,779,184
5.60%, due 6/1/36	2,575,000	2,455,443
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
6.50%, due 11/1/31	500,000	614,270
6.50%, due 11/1/41	2,665,000	3,210,978
♦California State Health Facility Authority, Stanford Hospital Clinics, Revenue Bonds Series A 5.00%, due 8/15/51 (a)(c)	21,000,000	24,141,600
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	41,276
Centinela Valley Union High School District, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	4,680,000	722,592
Ceres Unified School District, Cabs-Election, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	843,285
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/1/37	10,000,000	11,481,900
Desert Community College District, Capital Appreciation, Election 2004, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/46	74,230,000	12,123,244
El Dorado Union High School District, Unlimited General Obligation
(zero coupon), due 8/1/36	5,080,000	1,609,649
(zero coupon), due 8/1/37	5,220,000	1,568,036
(zero coupon), due 8/1/38	5,420,000	1,516,082
(zero coupon), due 8/1/39	5,625,000	1,470,262
(zero coupon), due 8/1/40	5,830,000	1,441,293
(zero coupon), due 8/1/41	6,050,000	1,417,999
Fontana Unified School District, Cabs Unlimited General Obligation
Series C (zero coupon), due 8/1/34	14,000,000	4,628,400

†	Percentages indicated are based on Fund net assets applicable to Common shares, unless otherwise noted.
♦	Among the Fund’s 10 largest holdings or issuers held, as of November 30, 2012. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	9

Portfolio of Investments November 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California 28.3% (20.4% of Managed Assets) (continued)
Fontana Unified School District, Cabs Unlimited General Obligation (continued)
Series C (zero coupon), due 8/1/40	$10,000,000	$2,182,700
Series C (zero coupon), due 8/1/41	19,700,000	4,044,410
Series C (zero coupon), due 8/1/42	18,600,000	3,595,938
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	5,000,000	1,695,150
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/31	9,950,000	3,454,739
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/47	10,550,000	8,917,071
Series A-2 5.30%, due 6/1/37	5,000,000	4,471,000
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, Insured: AGC-ICC, FGIC 5.00%, due 6/1/35 (a)(c)	16,110,000	17,103,343
Insured: AGM, AMBAC, FSA 5.00%, due 6/1/45	4,020,000	4,252,838
Inglewood Public Financing Authority, Cabs-Lease, Revenue Bonds
(zero coupon), due 8/1/30	2,530,000	758,342
(zero coupon), due 8/1/31	2,530,000	697,192
Kings Canyon Joint Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,700,000	2,542,244
Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: FGIC, NATL-RE 4.625%, due 2/1/24	215,000	210,816
Marysville Joint Unified School District, Capital Project, Certificates of Participation
Insured: AGM (zero coupon), due 6/1/25	1,850,000	1,009,027
Insured: AGM (zero coupon), due 6/1/27	2,445,000	1,181,082
Insured: AGM (zero coupon), due 6/1/33	2,800,000	879,284

	Principal Amount	Value

California 28.3% (20.4% of Managed Assets) (continued)
Marysville Joint Unified School District, Capital Project, Certificates of Participation (continued)
Insured: AGM (zero coupon), due 6/1/34	$2,820,000	$836,215
Insured: AGM (zero coupon), due 6/1/38	2,820,000	632,921
Insured: AGM (zero coupon), due 6/1/39	2,820,000	592,933
Insured: AGM (zero coupon), due 6/1/40	2,820,000	555,907
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,780,000	3,008,486
Oakland Unified School District, Election 2000, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	10,161,700
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	20,190,000	2,171,031
Pittsburg Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/40	1,640,000	352,846
Richland School District, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/49	5,000,000	791,350
San Bernardino City Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 8/1/31	5,000,000	1,919,950
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/22	215,000	139,589
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	250,000	138,510
Series A, Insured: NATL-RE (zero coupon), due 1/15/31	150,000	60,105
Series A, Insured: NATL-RE 5.25%, due 1/15/30	900,000	901,044
Series A, Insured: NATL-RE 5.375%, due 1/15/29	455,000	456,219

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California 28.3% (20.4% of Managed Assets) (continued)
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series C, Insured: NATL-RE 3.75%, due 8/1/28	$2,220,000	$2,076,921
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: FGIC, NATL-RE 4.25%, due 9/1/14	50,000	49,655
Insured: FGIC, NATL-RE 4.50%, due 9/1/17	100,000	98,067
Insured: FGIC, NATL-RE 4.80%, due 9/1/20	105,000	101,949
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.25%, due 9/1/31	630,000	495,772
Series A, Insured: RADIAN 5.25%, due 9/1/34	2,900,000	2,213,396
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	165,000	165,421
Stockton, California Unified School District, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/35	2,580,000	810,043
Series D, Insured: AGM (zero coupon), due 8/1/40	13,930,000	3,210,586

		162,213,891

Colorado 0.0%‡ (0.0%‡ of Managed Assets)
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	277,088

Florida 7.9% (5.7% of Managed Assets)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	20,000,000	21,030,600
♦County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds 5.00%, due 7/1/42 (a)(c)	21,000,000	24,466,470

		45,497,070

	Principal Amount	Value

Georgia 0.1% (0.1% of Managed Assets)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	$475,000	$504,122

Guam 2.7% (1.9% of Managed Assets)
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	500,000	457,030
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	13,030,000	14,887,687

		15,344,717

Hawaii 2.8% (2.0% of Managed Assets)
Hawaii State Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds Series A, Insured: FGIC 4.65%, due 3/1/37 (b)	15,510,000	16,028,499

Illinois 8.4% (6.1% of Managed Assets)
♦Chicago, Unlimited General Obligation Series C 5.00%, due 1/1/40 (a)(c)	19,570,000	21,600,192
Illinois Finance Authority Revenue, Lake Forest College, Revenue Bonds
Series A 5.00%, due 10/1/22	500,000	548,405
Series A 5.75%, due 10/1/32	1,000,000	1,068,060
Series A 6.00%, due 10/1/48	2,200,000	2,330,526
♦Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds Series B 5.00%, due 6/15/52 (a)(c)	20,000,000	22,840,753

		48,387,936

Indiana 2.2% (1.6% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,290,000	1,041,443
City of Carmel, Barrington Carmel Project, Revenue Bonds
Series A 7.00%, due 11/15/32	1,650,000	1,798,665
Series A 7.125%, due 11/15/42	3,000,000	3,268,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments November 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Indiana 2.2% (1.6% of Managed Assets) (continued)
Indiana Finance Authority, Environmental Revenue, U.S. Steel Corp. Project, Revenue Bonds 5.75%, due 8/1/42 (b)	$6,250,000	$6,260,000

		12,369,058

Iowa 1.9% (1.4% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	4,298,070
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds
Series B 5.50%, due 10/1/31	2,105,000	2,063,721
5.55%, due 10/1/37	4,680,000	4,514,702

		10,876,493

Kansas 2.1% (1.5% of Managed Assets)
Wyandotte County-Kansas City Unified Government, Capital Appreciation, Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	17,175,000	11,815,369

Louisiana 3.7% (2.6% of Managed Assets)
Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,000,000	1,031,700
Louisiana Public Facilities Authority, Archdiocese of New Orleans Project, Revenue Bonds Insured: CIFG 4.50%, due 7/1/37	14,000,000	14,459,060
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	357,818
Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,114,326
Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,206,588
Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,856,597

		21,026,089

	Principal Amount	Value

Massachusetts 0.0%‡ (0.0%‡ of Managed Assets)
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	$150,000	$150,984
Massachusetts Port Authority Facilities, Delta Airlines, Inc. Project, Revenue Bonds Series A, Insured: AMBAC 5.50%, due 1/1/19 (b)	50,000	50,505

		201,489

Michigan 9.1% (6.6% of Managed Assets)
Detroit, Michigan Sewerage Disposal System, Second Lien, Revenue Bonds Series B, Insured: FGIC, NATL-RE 5.50%, due 7/1/29	10,000,000	12,199,300
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	9,000,000	10,043,820
Detroit, Michigan Water Supply System, Revenue Bonds Series A 5.75%, due 7/1/37	5,000,000	5,682,900
Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,413,714
Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	3,197,239
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,368,562
8.00%, due 4/1/40	500,000	568,105
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 5.125%, due 6/1/22	6,575,000	5,954,451
Series A 6.00%, due 6/1/34	5,000,000	4,583,000
Series A 6.00%, due 6/1/48	5,935,000	5,411,711

		52,422,802

Missouri 0.5% (0.4% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds
5.875%, due 8/15/32	750,000	782,040
6.125%, due 8/15/42	2,120,000	2,208,404

		2,990,444

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Nebraska 4.0% (2.9% of Managed Assets)
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (a)(c)	$20,000,000	$22,754,800

Nevada 2.3% (1.6% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (c)	12,500,000	13,001,625

New Hampshire 0.3% (0.2% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured : ACA (zero coupon), due 1/1/24	4,740,000	1,492,816

New Jersey 4.9% (3.5% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.125%, due 9/15/23 (b)	1,740,000	1,786,336
5.25%, due 9/15/29 (b)	6,620,000	6,835,614
7.00%, due 11/15/30 (b)	2,500,000	2,509,525
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
Series A 4.75%, due 6/15/32 (b)	1,000,000	1,048,150
Series A 5.00%, due 6/15/37 (b)	1,000,000	1,056,700
Series A 5.125%, due 6/15/43 (b)	1,000,000	1,058,050
New Jersey Healthcare Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds Series B (zero coupon), due 7/1/36	100,000	31,343
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	15,000,000	13,568,100

		27,893,818

New Mexico 4.0% (2.8% of Managed Assets)
♦New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds Series A 5.00%, due 8/1/42 (a)(c)	20,000,000	22,714,388

	Principal Amount	Value

New York 0.7% (0.5% of Managed Assets)
Niagara Area Development Corp., Covanta Energy Project, Revenue Bonds 5.25%, due 11/1/42 (b)	$4,000,000	$4,085,440

Ohio 12.9% (9.2% of Managed Assets)
♦American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds Series B 5.00%, due 2/15/42 (a)(c)	20,945,000	23,885,464
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.875%, due 6/1/30	2,300,000	2,082,006
Series A-2 5.875%, due 6/1/47	10,690,000	9,535,159
Series A-2 6.00%, due 6/1/42	5,915,000	5,371,411
Franklin County Ohio Hospital Facilities, Nationwide Children Hospital Project, Revenue Bonds Series A 5.00%, due 11/1/42 (a)(c)	15,570,000	17,853,807
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.75%, due 12/1/32	6,700,000	7,250,740
6.00%, due 12/1/42	7,000,000	7,655,270

		73,633,857

Pennsylvania 7.7% (5.5% of Managed Assets)
Harrisburg Parking Authority, Packaging Revenue, Revenue Bonds
Series O, Insured: AMBAC 5.00%, due 8/1/14	145,000	143,767
Series O, Insured: AMBAC 5.00%, due 8/1/16	60,000	58,943
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	49,749
Pennsylvania State Turnpike Commission, Revenue Bonds Series D 5.125%, due 12/1/40 (a)(c)	19,025,000	21,516,491
Philadelphia Authority Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31	2,500,000	2,424,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments November 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania 7.7% (5.5% of Managed Assets) (continued)
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds
Series A 5.00%, due 7/1/34	$2,000,000	$2,066,880
Series A 5.625%, due 7/1/36	5,975,000	6,616,117
Series A 5.625%, due 7/1/42	10,120,000	11,138,882

		44,015,204

Texas 10.9% (7.8% of Managed Assets)
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.00%, due 8/15/42	4,750,000	5,144,678
Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	7,015,000	8,159,217
Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	250,000	237,755
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	21,067
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	200,000	61,846
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	280,000	89,177
Series H, Insured: NATL-RE (zero coupon), due 11/15/35	200,000	53,398
Series H, Insured: NATL-RE (zero coupon), due 11/15/37	200,000	47,344
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	125,000	27,801
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	865,000	182,065
Series B, Insured: NATL-RE 5.25%, due 11/15/40	515,000	515,036
Houston Higher Education Finance Corp., Cosmos Foundation, Revenue Bonds Series A 5.00%, due 2/15/42	5,000,000	5,361,800
Love Field Airport Modernization Corp., Southwest Airlines Co. Project, Revenue Bonds 5.25%, due 11/1/40	6,000,000	6,542,880

	Principal Amount	Value

Texas 10.9% (7.8% of Managed Assets) (continued)
Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds
Series A 6.00%, due 8/15/32	$1,130,000	$1,197,868
Series A 6.00%, due 8/15/42	3,640,000	3,836,633
North Texas Tollway Authority, First Tier, Revenue Bonds Series B 5.25%, due 1/1/52	4,725,000	5,485,394
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/28	5,500,000	6,180,955
5.00%, due 12/15/29	11,500,000	12,861,945
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/35	23,750,000	6,209,912

		62,216,771

U.S. Virgin Islands 3.3% (2.4% of Managed Assets)
Virgin Islands Public Finance Authority, Matching Fund Loan Notes
Series A 5.00%, due 10/1/27	3,000,000	3,421,200
Series A 5.00%, due 10/1/32	13,750,000	15,471,500

		18,892,700

Vermont 0.3% (0.2% of Managed Assets)
Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (b)	1,600,000	1,700,656

Virginia 9.6% (6.9% of Managed Assets)
♦Fairfax County Industrial Development Authority, Healthcare-Inova Health System, Revenue Bonds 5.00%, due 5/15/40 (a)(c)	18,770,000	21,799,277
♦Norfolk Economic Development Authority, Health Care Facilities, Sentara Healthcare, Revenue Bonds Series B 5.00%, due 11/1/43 (a)(c)	19,575,000	22,811,529
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	13,380,000	10,693,162

		55,303,968

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Washington 3.9% (2.8% of Managed Assets)
♦Washington State Healthcare Facility Authority, Providence Health & Services, Revenue Bonds Series A 5.00%, due 10/1/42 (a)(c)	$19,335,000	$22,295,293

West Virginia 0.3% (0.2% of Managed Assets)
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	1,665,000	1,669,196

Wisconsin 0.9% (0.6% of Managed Assets)
Public Finance Authority, Airport Facilities, Revenue Bonds 5.00%, due 7/1/42 (b)	5,000,000	5,110,600

Total Investments (Cost $747,829,722) (f)	137.8%	788,956,147
Floating Rate Note Obligations	(26.9)	(153,940,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.2)	(70,000,000)
Other Assets, Less Liabilities	1.3	7,641,939
Net Assets Applicable to Common Shares	100.0%	$572,658,086

	Contracts Short	Unrealized Appreciation (Depreciation) (d)
Futures Contracts 0.0%‡
United States Treasury Note March 2013 (10 Year) (e)	(750)	$(66,328)

Total Futures Contracts Short (Settlement Value $100,230,469)		$(66,328)

‡	Less than one-tenth of a percent.

(a)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange the Fund acquired TOB Residuals. (See Note 2 (I)).

(b)	Interest on these securities is subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Represents the difference between the value of the contracts at the time they were opened and the value as of November 30, 2012.

(e)	As of November 30, 2012, cash in the amount of $825,000 is on deposit with a broker for futures transactions.

(f)	As of November 30, 2012, cost is $747,829,722 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$41,329,490
Gross unrealized depreciation	(203,065)

Net unrealized appreciation	$41,126,425

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC-ICC—Assured Guaranty Corporation—Insured Custody Certificates

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance, Inc.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments November 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$788,956,147	$—	$788,956,147

Total Investments in Securities	$—	$788,956,147	$—	$788,956,147

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(66,328)	$—	$—	$(66,328)

Total Other Financial Instruments	$(66,328)	$—	$—	$(66,328)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended November 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of November 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $747,829,722)	$788,956,147
Cash	12,887,538
Cash collateral on deposit at broker	825,000
Receivables:
Interest	10,323,995
Investment securities sold	3,025,183
Deferred offering costs (See Note 2 (N))	590,699
Other assets	123,097

Total assets	816,731,659

Liabilities
Payable for Floating Rate Note Obligations	153,940,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Investment securities purchased	18,538,935
Manager (See Note 3)	388,257
Variation margin on futures contracts	82,031
Shareholder communication	29,451
Professional fees	26,334
Transfer agent (See Note 3)	5,662
Custodian	5,120
Trustees	1,862
Offering costs payable (See Note 2 (N))	460,001
Interest expense and fees payable	504,543
Common share dividend payable	91,377

Total liabilities	244,073,573

Net assets applicable to Common shares	$572,658,086

Common shares outstanding	27,528,329

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$20.80

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,528
Additional paid-in capital	524,666,790

524,694,318
Undistributed net investment income	2,654,263
Accumulated net realized gain (loss) on investments and futures transactions	4,249,408
Net unrealized appreciation (depreciation) on investments and futures contracts	41,060,097

Net assets applicable to Common shares	$572,658,086

(a)	$0.01 par value, liquidation preference of $100,000 per share (See Note 2 (J)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the period June 26, 2012 (inception date) through November 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$13,016,999

Expenses
Manager (See Note 3)	1,708,952
Interest expense and fees	585,805
Professional fees	37,947
Shareholder communication	30,124
Transfer agent	14,389
Custodian	7,780
Trustees	5,876
Amortization of deferred offering costs (See Note 2 (N))	30,587
Miscellaneous	30,455

Total expenses	2,451,915

Net investment income (loss)	10,565,084

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	4,733,627
Futures transactions	(484,219)

Net realized gain (loss) on investments and futures transactions	4,249,408

Net change in unrealized appreciation (depreciation) on:
Investments	41,126,425
Futures contracts	(66,328)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	41,060,097

Net realized and unrealized gain (loss) on investments and futures transactions	45,309,505

Net increase (decrease) in net assets to Common shares resulting from operations	$55,874,589

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the period June 26, 2012 (inception date) through November 30, 2012 (Unaudited)

2012
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$10,565,084
Net realized gain (loss) on investments and futures transactions	4,249,408
Net change in unrealized appreciation (depreciation) on investments and futures contracts	41,060,097

Net increase (decrease) in net assets applicable to Common shares resulting from operations	55,874,589

Dividends to Common shareholders:
From net investment income	(7,910,821)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from initial public offering	524,508,195
Net proceeds issued to shareholders from reinvestment of dividends	86,123

Increase (decrease) in net assets applicable to Common shares from capital share transactions	524,694,318

Net increase (decrease) in net assets applicable to Common shares	572,658,086

Net Assets Applicable to Common Shares
Beginning of period	$100,000

End of period	$572,658,086

Undistributed net investment income at end of period	$2,654,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Cash Flows

for the period June 26, 2012 (inception date) through November 30, 2012 (Unaudited)

Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	$55,874,589
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,054,500,679)
Investments sold	312,672,889
Amortization (accretion) of discount and premium, net	(1,268,305)
Increase in investment securities sold receivable	(3,025,183)
Increase in interest receivable	(10,323,995)
Increase in deposit at brokers	(825,000)
Increase in other assets	(123,097)
Increase in investment securities purchased payable	18,538,935
Increase in professional fees payable	26,334
Increase in custodian payable	5,120
Increase in shareholder communication payable	29,451
Increase in due to directors	1,862
Increase in due to manager	388,257
Increase in due to transfer agent	5,662
Increase in variation margin on financial futures contracts	82,031
Net change in unrealized (appreciation) depreciation on investments	(41,126,425)
Net realized (gain) loss from investments	(4,733,627)

Net cash used in operating activities	(728,301,181)

Cash Flows from Financing Activities:
Proceeds from initial public offering	524,508,195
Proceeds from floating rate note obligations	153,940,000
Proceeds from issuance of fixed rate municipal term preferred shares	70,000,000
Deferred offering costs	(590,699)
Interest expense and fees payable	504,543
Offering costs payable	460,001
Cash distributions paid	(7,733,321)

Net cash from financing activities	741,188,719

Net increase in cash:	12,887,538

Cash at beginning of period	100,000

Cash at end of period	$12,887,538

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $86,123.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per Common share data and ratios

	June 26, 2012* through November 30,
	2012**
Net asset value at beginning of period applicable to Common shares	$19.06	(a)

Net investment income (loss)	0.38
Net realized and unrealized gain (loss) on investments	1.69

Total from investment operations	2.07

Less dividends to Common shareholders:
From net investment income	(0.29)

Dilution effect on net asset value from overallotment issuance	(0.04)

Net asset value at end of period applicable to Common shares	$20.80

Market value at end of period applicable to Common shares	$20.82

Total Investment return on net asset value	10.74	%(b)
Total investment return on market value	5.58	%(b)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	4.67	%††
Net expenses (excluding interest expense and fees)	0.82	%††(c)
Expenses (including interest expense and fees)	1.08	%††(c)
Interest expense and fees (d)	0.26	%††
Portfolio turnover rate	50%
Net assets applicable to Common shareholders end of period (in 000’s)	$572,658
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000
Asset coverage per Preferred share, end of period (e)	$918,083
Average Market value per Preferred share	$100,000

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of offering costs of $0.04 per share from the $19.10 offering price.
(b)	Total investment return is not annualized.
(c)	The Manager has agreed to reimburse all organizational expenses.
(d)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end investment management company. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act; determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser, or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date, and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that talking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s investment objective is to seek current income exempt from regular U.S. Federal income taxes (not which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

22	MainStay DefinedTerm Municipal Opportunities Fund

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of November 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of November 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the

Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal Debt securities are valued at the evaluated mean prices based on observable inputs supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management will analyze the Fund’s tax positions taken on federal, state and local income tax returns and in order to conclude if a provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations do not expire are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions of net realized capital and currency gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

If the Fund designates any dividend to Preferred shares, including capital gains or ordinary taxable income for federal income tax purposes, the Fund shall make a supplemental distribution in an amount that, when combined with the total amount of tax-exempt income, capital gains and ordinary taxable income, makes the total amount of such dividend equal, on an after-tax basis, to the amount of the relevant dividend if it had been entirely comprised distributions exempt from regular federal income tax. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expense borne by the Fund, including those incurred with related parties of the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with a lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of November 30, 2012.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer

24	MainStay DefinedTerm Municipal Opportunities Fund

typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

The TOB Issuer receives Underlying Securities from the Fund through the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the underlying securities’ return within the Fund (thereby creating leverage).

Income received by TOB Residuals will move inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals bear substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionally from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

Under accounting rules, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. Interest income from Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expense related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” on the Statement of Operations.

At November 30, 2012, the aggregate value of the Underlying Securities transferred to the TOB Issuer, the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$285,783,407	$153,940,000

From June 26, 2012 to November 30, 2012, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$108,944,649	0.38%

(J)  Fixed Rate Municipal Term Preferred Shares.  The Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering under Rule 144A of the Securities Act of 1933, as

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

amended. As of November 30, 2012, the number of FMTP Shares outstanding and annual interest rate were as follows:

Series	Shares Outstanding	Annual Interest Rate
A	350	1.48%
B	350	1.58

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless earlier redeemed by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FTMP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FTMP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends. As of November 30, 2012, the Term Redemption date and liquidation value for the FTMP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	October 15, 2015	$35,000,000
B	March 15, 2016	$35,000,000

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Offering Costs.  Costs incurred by the Fund in connection with their offerings of FMTP Shares were recorded as deferred charges, which are being amortized over the life of the shares. The Fund’s amortized deferred charges are recognized as “Amortization of deferred offering costs” on the Statement of Operations.

(N)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of November 30, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(66,328)	$(66,328)

Total Fair Value		$(66,328)	$(66,328)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(484,219)	$(484,219)

Total Realized Gain (Loss)		$(484,219)	$(484,219)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(66,328)	$(66,328)

Total Change in Unrealized Appreciation (Depreciation)		$(66,328)	$(66,328)

26	MainStay DefinedTerm Municipal Opportunities Fund

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (1)	375	375

(1)	Amount disclosed represents the weighted average held during the period ended November 30, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the “Managed Assets.” Managed assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

For the period June 26, 2012 through November 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,708,952.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between New York Life Investments and Computershare.

(C)  Capital.  As of November 30, 2012, New York Life beneficially held 5,236 Common shares of the Fund with a value and percentage of net assets of $108,961 and 0.02%, respectively.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the period June 26, 2012 through November 30, 2012, purchases and sales of securities, other than short-term securities, were $1,043,084 and $301,560, respectively.

Note 7–Capital Share Transactions

Common Shares:	Shares
For the period June 26, 2012 through November 30, 2012:
Common shares issued resulting from initial public offering on June 26, 2012	27,524,029
Common shares issued in reinvestment of dividends	4,300

Common shares outstanding at the end of period	27,528,329

Preferred Shares:	Shares	Amount
For the period June 26, 2012 through
November 30, 2012:
Series A	350	$35,000,000

Series B	350	$35,000,000

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period November 30, 2012, events and transactions subsequent to November 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On December 3, 2012, the Fund declared a short-term capital gain distribution in the amount of $0.1991 per Common share, payable on December 31, 2012, to shareholders of record on December 14, 2012.

On December 3, 2012 and January 2, 2013, the Fund declared distributions in the amounts of $0.0958 and $0.0958 per Common share, payable on December 31, 2012 and January 31, 2013, to shareholders of record on December 14, 2012 and January 15, 2013, respectively.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

On December 7, 2012, the Fund declared its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $300.11 and $320.39, respectively, in addition, a supplemental distribution (See Note 2(C)) of $91.80 and $98.00, respectively, payable on December 17, 2012, to Preferred shareholders of record on December 7, 2012.

28	MainStay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common Shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Board of Trustees declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common Shares who (“opt-in”) will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeeds the NAV per Common Shares, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close business on the Last Purchase Date provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, Rhode Island 02940-3078.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each investment company’s board of trustees, including a majority of the independent trustees, annually review and approve the investment company’s investment advisory agreements. At its May 16, 2012 meeting, the Board of Trustees (the “Board”) of MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) unanimously approved the Management Agreement between the Fund and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields specifically in connection with the contract review process that took place in advance of its May 2012 meeting, which included responses from New York Life Investments and MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow an investment strategy similar to that proposed for the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for the open-end funds in the MainStay Group of Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar investment companies and accounts managed by New York Life Investments and MacKay Shields.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the

Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of other investment companies, noting that New York Life Investments manages other investment companies, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing investment company service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments will be set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields’ experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. In addition, the Board examined MacKay Shields’ track record and experience in providing investment advisory services to investment products that utilize leverage. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

30	MainStay DefinedTerm Municipal Opportunities Fund

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and representatives from MacKay Shields the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about investment company managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a manager’s organization, the types of investment companies it manages, the methodology used to allocate certain fixed costs to specific investment companies, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other investment companies and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structures as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees to be paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar investment companies managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other investment companies with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provided to closed-end funds as compared to mutual funds and other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fees and expenses.

The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund would be based on the “managed assets” of the Fund, which would include assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and MacKay Shields would have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest. In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay Shields and New York Life Investments that they would provide services of the same nature, scope and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.

Based on these considerations, the Board concluded that the Fund’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay DefinedTerm Municipal Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

1. An affiliate of New York Life Investment Management LLC.

mainstayinvestments.com/mmd

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28515 MS293-12	MSMHI10-01/13

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: February 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: February 8, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: February 8, 2013

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.